                                                                     Exhibit 4.8


                        AMENDMENT TO PURCHASE AGREEMENTS
                           AND REGISTRATION AGREEMENTS


         THIS AMENDMENT TO PURCHASE AGREEMENTS AND REGISTRATION AGREEMENTS is made as of the 23rd day of March, 1998, by and among HealthGate Data Corp., a Delaware corporation (the "Company"), the holders of a majority of the Company's Series A Preferred Stock as set forth on the signature page to this Amendment (collectively the "Series A Stockholders"), Nichols Research Corporation, a Delaware corporation and holder of all the Company's Series B Preferred Stock ("NRC"), the holders of a majority of the Company's Series C Preferred Stock as set forth on the signature page to this Amendment (collectively the "Series C Stockholders") and the holders of a majority of the Company's Series D Preferred Stock as set forth on the signature page to this Amendment (collectively the "Series D Stockholders")

         WHEREAS, the Company, David Friend and William G. Nelson entered into a Purchase Agreement, dated as of March 16, 1995 and amended October 18, 1995 (as amended, the "First Purchase Agreement"), with respect to the purchase and sale of shares of the Company's Series A Preferred Stock;

         WHEREAS, the Company and NRC entered into a Stock Purchase Agreement, dated October 18, 1995 (the "Second Purchase Agreement"), with respect to the purchase and sale of the Company's Series B Preferred Stock;

         WHEREAS, the Company and certain persons and entities entered into a Stock Purchase Agreement, dated August 21, 1996 (the "Third Purchase Agreement"), with respect to the purchase and sale of the Company's Series C Preferred Stock;

         WHEREAS, the Company and Blackwell Science, Ltd. ("Blackwell") entered into a Stock Purchase Agreement, dated December 20, 1996 (the "Fourth Purchase Agreement"), with respect to the purchase and sale of the Company's Series D Preferred Stock;

         WHEREAS, Company desires to enter into a Loan and Security Agreement with Petra Capital, LLC ("Petra"), providing for Petra's loan of $2,000,000 to the Company and the Company's issuance to Petra of a Stock Purchase Warrant pursuant to which Petra may purchase shares of the Company's common stock for the exercise price of $0.01 per share (the "Petra Warrant") (collectively the Loan and issuance of the Petra Warrant shall be referred to as the "Petra Transaction");

         WHEREAS, Company and the Series A Stockholders desire to amend the First Purchase

Agreement as provided herein to permit the Petra Transaction and Section 9.4 of the First Purchase Agreement provides that the First Purchase Agreement may be amended with the written consent of the holders of a majority of the outstanding shares of Series A Preferred;

         WHEREAS, the Company and NRC desire to amend the Second Purchase Agreement as provided herein to permit the Petra transaction;

         WHEREAS, the Company and the Series C Stockholders desire to amend the Third Purchase Agreement as provided herein to permit the Petra Transaction and
Section 9.4 of the Third Purchase Agreement provides that the Third Purchase Agreement may be amended with the written consent of the holders of a majority of the outstanding shares of Series C Preferred;

         WHEREAS, the Company and the Series D Stockholders desire to amend the Fourth Purchase Agreement as provided herein to permit the Petra Transaction and
Section 9.4 of the Fourth Purchase Agreement provides that the Fourth Purchase Agreement may be amended with the written consent of the holders of a majority of the outstanding shares of Series D Preferred;

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by all parties, it is agreed as follows:

         1. AMENDMENT TO CERTIFICATE OF INCORPORATION. (a) Notwithstanding
Section 4.4(v) of the First Purchase Agreement or any other term or condition of the First Purchase Agreement, each of the undersigned Series A Stockholders hereby consents to the filing of the Company's Certificate of Amendment to its Amended and Restated Certificate of Incorporation as set forth in the Company's Stockholders' Consent Action dated on or about March 23, 1998, with respect to the Petra Transaction causing no adjustment of the Conversion Price of the Series A Preferred Stock and the subordination of redemption rights of Series A Preferred Stock to the repayment of the Petra Loan.

                  (b) Notwithstanding Section 4.4(v) of the Second Purchase Agreement or any other term or condition of the Second Purchase Agreement, NRC, as holder of all the Series B Preferred Stock, hereby consents to the filing of the Company's Certificate of Amendment to its Amended and Restated Certificate of Incorporation as set forth in the Company's Stockholders' Consent Action dated on or about March 23, 1998, with respect to the Petra Transaction causing no adjustment of the Conversion Price of the Series B Preferred Stock and the subordination of redemption rights of Series B Preferred Stock to the repayment of the Petra Loan.

                  (c) Notwithstanding Section 4.4(v) of the Third Purchase Agreement or any other term or condition of the Third Purchase Agreement, each of the undersigned Series C

Stockholders hereby consents to the filing of the Company's Certificate of Amendment to its Amended and Restated Certificate of Incorporation as set forth in the Company's Stockholders' Consent Action dated on or about March 23, 1998, with respect to the Petra Transaction causing no adjustment of the Conversion of the Price Series C Preferred Stock and the subordination of redemption rights of Series C Preferred Stock to the repayment of the Petra Loan.

                  (d) Notwithstanding Section 4.4(v) of the Fourth Purchase Agreement or any other term or condition of the Fourth Purchase Agreement, each of the undersigned Series D Stockholders hereby consents to the filing of the Company's Certificate of Amendment to its Amended and Restated Certificate of Incorporation as set forth in the Company's Stockholders' Consent Action dated on or about March 23, 1998, with respect to the Petra Transaction causing no adjustment of the Conversion Price of the Series D Preferred Stock and the subordination of redemption rights of Series D Preferred Stock to the repayment of the Petra Loan.

         2. WAIVER OF PRE-EMPTIVE RIGHTS. (a) The Series A Stockholders hereby waive their rights as set forth in Section 4.5(ii) of the First Purchase Agreement with respect to the authorization and issuance by the Company of the Petra Warrant. Without limitation, the Series A Stockholders waive the right to the 15 day notice period set forth in Section 4.5(ii)(A) of the First Purchase Agreement.

                  (b) NRC hereby waives its rights as set forth in Section 4.5(ii) of the Second Purchase Agreement with respect to the authorization and issuance by the Company of the Petra Warrant. Without limitation, NRC waives its right to the 15 day notice period set forth in Section 4.5(ii)(A) of the Second Purchase Agreement.

                  (c) The Series C Stockholders hereby waive their rights as set forth in Section 4.5(ii) of the Third Purchase Agreement with respect to the authorization and issuance by the Company of the Petra Warrant. Without limitation, the Series C Stockholders waive the right to the 15 day notice period set forth in Section 4.5(ii)(A) of the Third Purchase Agreement.

                  (d) The Series D Stockholders hereby waive their rights as set forth in Section 4.5(ii) of the Fourth Purchase Agreement with respect to the authorization and issuance by the Company of the Petra Warrant. Without limitation, the Series D Stockholders waive the right to the 15 day notice period set forth in Section 4.5(ii)(A) of the Fourth Purchase Agreement.

                  3.       AMENDMENTS TO REGISTRATION AGREEMENTS.

         (a) FIRST REGISTRATION AGREEMENT. Pursuant to Section 10(d) thereof, the parties to the Registration Agreement, dated as of March 16, 1995, between the Company and David Friend and William G. Nelson (the "First Registration Agreement") and their permitted assigns, agree as follows:

                  (1) The Registration Agreement between the Company and Petra, dated on or about March 27, 1998 (which is substantially similar to the First Registration Agreement), (i) is hereby consented to, and (ii) is not a breach of
Section 10(a) of the First Registration Agreement.

                  (2) Section 9(a) of the First Registration Agreement is hereby amended by amending and restating clause (i) of Section 9(a) to read as follows:

                  "(i) any Common Stock issued upon the conversion of any Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred or upon the exercise or conversion of the Stock Purchase Warrant issued to Petra Capital, LLC on or about March 27, 1998."

         (b) SECOND REGISTRATION AGREEMENT. NRC, as party to the Registration Agreement, dated as of October 18, 1995, with the Company (the "Second Registration Agreement") agrees as follows:

                  (1) The Registration Agreement between the Company and Petra, dated on or about March 27, 1998 (which is substantially similar to the Second Registration Agreement), (i) is hereby consented to, and (ii) is not a breach of
Section 10(a) of the Second Registration Agreement.

                  (2) Section 9(a) of the Second Registration Agreement is hereby amended by amending and restating clause (i) of Section 9(a) to read as follows:

                  "(i) any Common Stock issued upon the conversion of any Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred or upon the exercise or conversion of the Stock Purchase Warrant issued to Petra Capital, LLC on or about March 27, 1998."

         (c) THIRD REGISTRATION AGREEMENT. Pursuant to Section 10(d) thereof, the parties to the Registration Agreement, dated as of August 21, 1996, between the Company and the Series C Stockholders (the "Third Registration Agreement") agree as follows:

                  (1) The Registration Agreement between the Company and Petra, dated on or about March 27, 1998 (which is substantially similar to the Third Registration Agreement), (i) is hereby consented to, and (ii) is not a breach of
Section 10(a) of the Third Registration Agreement.

                  (2) Section 9(a) of the Third Registration Agreement is hereby amended by amending and restating clause (i) of Section 9(a) to read as follows:

                  "(i) any Common Stock issued upon conversion of any Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred or upon the exercise or conversion of the Stock Purchase Warrant issued to Petra Capital, LLC on or about March 27, 1998."

         (d) FOURTH REGISTRATION AGREEMENT. Blackwell, as party to the Registration Agreement, dated as of December 20, 1996, with the Company (the "Fourth Registration Agreement") agrees as follows:

                  (1) The Registration Agreement between the Company and Petra, dated on or about March 27, 1998 (which is substantially similar to the Fourth Registration Agreement), (i) is hereby consented to, and (ii) is not a breach of
Section 10(a) of the Fourth Registration Agreement.

                  (2) Section 9(a) of the Fourth Registration Agreement is hereby amended by amending and restating clause (i) of Section 9(a) to read as follows:

                  "(i) any Common Stock issued upon conversion of any Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred or upon the exercise or conversion of the Stock Purchase Warrant issued to Petra Capital, LLC on or about March 27, 1998."

         4.       MISCELLANEOUS.

                  (a) COUNTERPARTS. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Amendment.

                  (b) DESCRIPTIVE HEADINGS. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

                  (c) SIGNATURES. Notwithstanding the signature lines set forth below (i) this Amendment shall become valid and binding upon all Series A Stockholders pursuant to Section 9.4 of the First Purchase Agreement and pursuant to Section 10(d) of the First Registration Agreement upon the holders of a majority of the outstanding shares of Series A Preferred Stock executing and delivering this Amendment to the Company; and (ii) this Amendment shall become valid and binding upon all Series C Stockholders pursuant to Section 9.4 of the Third Purchase Agreement and pursuant to Section 10(d) of the Third Registration Agreement upon the holders of a majority of the outstanding shares of Series C Preferred Stock executing and delivering this

Amendment to the Company; and (iii) this Amendment shall become valid and binding upon all Series D Stockholders pursuant to Section 9.4 of the Fourth Purchase Agreement and pursuant to Section 10(d) of the Fourth Registration Agreement upon the holders of a majority of the outstanding shares of Series D Preferred Stock executing and delivering this Amendment to the Company.

                  (d) DEFINITIONS. Except as otherwise defined or described herein, capitalized terms used herein as defined in the First Purchase Agreement.

                  (e) RATIFICATION. Except as amended by this Amendment, all terms and conditions of the First Purchase Agreement, the Second Purchase Agreement, the Third Purchase Agreement and the Fourth Purchase Agreement are hereby ratified and affirmed.

                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date first above written.

HEALTHGATE DATA CORP.

By: /s/ William S. Reece
   ----------------------------
        William S. Reece
        President

SERIES A STOCKHOLDERS               SERIES A STOCKHOLDERS, CONT.

Account Management Corporation Profit
Sharing Plan
By: /s/ Peter deRoetth
-------------------------------             ----------------------------
Title: President                            Patricia T. Schuler


-------------------------------             ----------------------------
Elisabeth Abbe                              Christopher T. Schuler


/s/ Tina Blair
-------------------------------             ----------------------------
Tina Blair, M.D.                            Mark J. Schuler


/s/ Christopher deRoetth
-------------------------------             ----------------------------
Christopher deRoetth                        Langdon B. Wheeler


/s/ Peter deRoetth
-------------------------------             ----------------------------
Peter deRoetth                              Robert & Linda Williams


-------------------------------             SERIES B STOCKHOLDERS
Louisa deRoetth


/s/ David Friend                            NICHOLS RESEARCH CORPORATION
-------------------------------
David Friend                                By: /s/ Chris H. Horgen
                                            ----------------------------
                                            Chris H. Horgen
                                            Chief Executive Officer
-------------------------------
Roger M. Marino


/s/ William G. Nelson
-------------------------------
William G. Nelson


-------------------------------
Marsha Paller


-------------------------------
James K. Schuler


SERIES C STOCKHOLDERS                  SERIES C STOCKHOLDERS, CONT.
NICHOLS RESEARCH CORPORATION

By: /s/ Chris H. Horgen                ACCOUNT MANAGEMENT CORP., as
   --------------------------------    Attorney-in-Fact for Richard Egan,
        Chris H. Horgen                Trustee of the 1986 Richard J. Egan Trust
        Chief Executive Officer

ACCOUNT MANAGEMENT CORP., as           By: /s/ Peter deRoetth
Attorney-in-Fact for Stephen L.           --------------------------------------
Brown and Arleen C. Brown              Title: President

                                       ACCOUNT MANAGEMENT CORP., as
By: /s/ Peter deRoetth                 Attorney-in-Fact for Steuart Evans
   --------------------------------
Title: President
                                       By: /s/ Peter deRoetth
ACCOUNT MANAGEMENT CORP., as              --------------------------------------
Attorney-in-Fact for Peter deRoetth    Title: President

                                       ACCOUNT MANAGEMENT CORP., as
By: /s/ Peter deRoetth                 Attorney-in-Fact for Ray Fambrough
   --------------------------------
Title: President

                                       By: /s/ Peter deRoetth
ACCOUNT MANAGEMENT CORP., as              --------------------------------------
Attorney-in-Fact for Nicholas DeWolf   Title: President

                                       ACCOUNT MANAGEMENT CORP., as
By: /s/ Peter deRoetth                 Attorney-in-Fact for Donald Foss
   --------------------------------
Title: President
                                       By: /s/ Peter deRoetth
ACCOUNT MANAGEMENT CORP., as              --------------------------------------
Attorney-in-Fact for Christopher Egan  Title: President

                                       ACCOUNT MANAGEMENT CORP., as
By: /s/ Peter deRoetth                 Attorney-in-Fact for Robert Glenn
   --------------------------------
Title: President
                                       By: /s/ Peter deRoetth
ACCOUNT MANAGEMENT CORP., as              --------------------------------------
Attorney-in-Fact for Michael J. Egan,  Title: President
Trustee of the Michael J. Egan
Revocable Trust                        ACCOUNT MANAGEMENT CORP., as
                                       Attorney-in-Fact for Roger M. Marino

By: /s/ Peter deRoetth                 By: /s/ Peter deRoetth
   --------------------------------       --------------------------------------
Title: President                       Title: President

                                       ACCOUNT MANAGEMENT CORP., as
ACCOUNT MANAGEMENT CORP., as           Attorney-in-Fact for Ray W. Miller
Attorney-in-Fact for Richard & Maureen
E. Egan, Trustees of the Richard E. &  By: /s/ Peter deRoetth
Maureen E. Egan Grandchildrens Trust      --------------------------------------
                                       Title: President

By: /s/ Peter deRoetth
   --------------------------------
Title: President



ACCOUNT MANAGEMENT CORP., as
Attorney-in-Fact for William Miller

By: /s/ Peter deRoetth
   --------------------------------
Title: President

ACCOUNT MANAGEMENT CORP., as
Attorney-in-Fact for Michael J. Ritter

By: /s/ Peter deRoetth
   --------------------------------
Title: President

ACCOUNT MANAGEMENT CORP., as
Attorney-in-Fact for Shirley J. Ritter

By: /s/ Peter deRoetth
   --------------------------------
Title: President

ACCOUNT MANAGEMENT CORP., as
Attorney-in-Fact for James K. Schuler

By: /s/ Peter deRoetth
   --------------------------------
Title: President

ACCOUNT MANAGEMENT CORP., as
Attorney-in-Fact for Robert Thurber

By: /s/ Peter deRoetth
   --------------------------------
Title: President

ACCOUNT MANAGEMENT CORP., as
Attorney-in-Fact for Gerald Turbow

By: /s/ Peter deRoetth
   --------------------------------
Title: President

ACCOUNT MANAGEMENT CORP., as
Attorney-in-Fact for Jane Westervelt

By: /s/ Peter deRoetth
   --------------------------------
Title: President

ACCOUNT MANAGEMENT CORP., as
Attorney-in-Fact for Robert and Linda Williams

By: /s/ Peter deRoetth
   --------------------------------
Title: President

SERIES D STOCKHOLDERS

BLACKWELL SCIENCE, LTD.


By: /s/ Jonathan J. G. Conibear
   --------------------------------


BLACKWELL WISSENSCHAFTS-VERLAG GmbH


By: /s/ Axel Bedurstig
   --------------------------------